UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________________________________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
_____________________________________________________________________

Date of Report (Date of earliest event reported): January 26, 2024
BOSTON SCIENTIFIC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11083	04-2695240
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

    300 Boston Scientific Way, Marlborough, Massachusetts                 01752-1234
    (Address of principal executive offices)                           (Zip Code)

(508) 683-4000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BSX	New York Stock Exchange
0.625% Senior Notes due 2027	BSX27	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;     Compensatory Arrangements of Certain Officers

(b) On January 26, 2024, the Board of Directors (the “Board”) of Boston Scientific Corporation (the “Company”) appointed Jonathan Monson as Senior Vice President, Investor Relations, effective March 1, 2024. Mr. Monson currently serves as Senior Vice President, Global Controller and Chief Accounting Officer, a position he has held since July 2019; effective March 1, 2024, Mr. Monson will no longer serve as the Company’s Chief Accounting Officer.

(c) Also on January 26, 2024, the Board appointed Emily Woodworth (Collins), age 46, as Senior Vice President, Global Controller and Chief Accounting Officer, effective March 1, 2024. Ms. Woodworth currently serves as Vice President of Finance and Controller of the Company’s Urology business, a position she has held since July 2019. Prior to serving in her current role, Ms. Woodworth was Director of Global Technical Accounting and External Reporting at the Company from April 2016 through July 2019, and prior to that, served as Controller and Finance Director for the Company’s Cork, Ireland manufacturing plant and Neuromodulation business, respectively.

Ms. Woodworth is expected to receive a base salary, and participate in the Company’s annual bonus plan and incentive stock awards program, as well as continue to be eligible to participate in other employee benefit programs, commensurate for the Company’s officers.

There are no arrangements or understandings between Ms. Woodworth and any other person pursuant to which Ms. Woodworth was selected as an officer, and there are no family relationships between Ms. Woodworth and any director or other officer of the Company. Ms. Woodworth does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 31, 2024	BOSTON SCIENTIFIC CORPORATION

		By:	/s/ Susan Thompson
Susan Thompson
Vice President, Chief Corporate Counsel, and Assistant Secretary